UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2016

MACQUARIE EQUIPMENT LEASING FUND, LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-154278	26-3291543
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Franklin St. 17th Floor, Suite 1740, Boston, MA 02110
(Address, including zip code, of principal executive offices)

(617) 457-0645
Registrant’s telephone number, including area code (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Macquarie Asset Management Inc., (“MAMI”), manager of Macquarie Equipment Leasing Fund, LLC, (“MELF” or the “Issuer”) prepared the press release referenced in Section 9.01(d) below. MELF approved that this Form 8-K be filed with the Securities and Exchange Commission (“SEC”) on February 16, 2017. The press release provides investors and other interested parties with the annual per share estimated value of the Issuer’s membership interests, for the period ended December 31, 2016. The initial report related to the Fund’s estimated per share valuation was filed with the SEC on June 17, 2016, for the period ended December 31, 2015. Further information related to the development of the per share valuation is available from the Form 8-K report filed by MELF with the SEC on February 16, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.2	Press Release regarding the estimated per share value of the Issuer’s membership interests as of December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MACQUARIE EQUIPMENT LEASING FUND, LLC

February 16, 2017	By:	Macquarie Asset Management Inc.,
its Manager

By:	/s/ David Fahy
Name: David Fahy Title: President